Exhibit 99.2

SYNCHRONY FINANCIAL
FINANCIAL SUMMARY
(unaudited, in millions, except per share statistics)
	Quarter Ended							Nine Months Ended
	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015	Dec 31, 2014	Sep 30, 2014	3Q'15 vs. 3Q'14		Sep 30, 2015	Sep 30, 2014	YTD'15 vs. YTD'14
EARNINGS
Net interest income	$3,103	$2,907	$2,875	$2,978	$2,879	$224	7.8%	$8,885	$8,342	$543	6.5%
Retailer share arrangements	(723)	(621)	(660)	(698)	(693)	(30)	4.3%	(2,004)	(1,877)	(127)	6.8%
Net interest income, after retailer share arrangements	2,380	2,286	2,215	2,280	2,186	194	8.9%	6,881	6,465	416	6.4%
Provision for loan losses	702	740	687	797	675	27	4.0%	2,129	2,120	9	0.4%
Net interest income, after retailer share arrangements and provision for loan losses	1,678	1,546	1,528	1,483	1,511	167	11.1%	4,752	4,345	407	9.4%
Other income	84	120	101	162	96	(12)	(12.5)%	305	323	(18)	(5.6)%
Other expense	843	805	746	792	728	115	15.8%	2,394	2,135	259	12.1%
Earnings before provision for income taxes	919	861	883	853	879	40	4.6%	2,663	2,533	130	5.1%
Provision for income taxes	345	320	331	322	331	14	4.2%	996	955	41	4.3%
Net earnings	$574	$541	$552	$531	$548	$26	4.7%	$1,667	$1,578	$89	5.6%
Net earnings attributable to common stockholders	$574	$541	$552	$531	$548	$26	4.7%	$1,667	$1,578	$89	5.6%

COMMON SHARE STATISTICS
Basic EPS	$0.69	$0.65	$0.66	$0.64	$0.70	$(0.01)	(1.4)%	$2.00	$2.16	$(0.16)	(7.4)%
Diluted EPS	$0.69	$0.65	$0.66	$0.64	$0.70	$(0.01)	(1.4)%	$2.00	$2.16	$(0.16)	(7.4)%
Common stock price	$31.30	$32.93	$30.35	$29.75	$24.55	$6.75	27.5%	$31.30	$24.55	$6.75	27.5%
Book value per share	$14.58	$13.89	$13.24	$12.57	$11.92	$2.66	22.3%	$14.58	$11.92	$2.66	22.3%
Tangible book value per share(1)	$12.67	$12.06	$11.43	$10.81	$10.25	$2.42	23.6%	$12.67	$10.25	$2.42	23.6%

Beginning common shares outstanding	833.8	833.8	833.8	833.8	705.3	128.5	18.2%	833.8	705.3	128.5	18.2%
Issuance of common shares through initial public offering	—	—	—	—	128.5	(128.5)	(100.0)%	—	128.5	(128.5)	(100.0)%
Shares repurchased	—	—	—	—	—	—	—%	—	—	—	—%
Ending common shares outstanding	833.8	833.8	833.8	833.8	833.8	—	—%	833.8	833.8	—	—%

Weighted average common shares outstanding	833.8	833.8	833.8	833.8	781.8	52.0	6.7%	833.8	731.0	102.8	14.1%
Weighted average common shares outstanding (fully diluted)	835.8	835.4	835.0	834.3	781.9	53.9	6.9%	835.4	731.0	104.4	14.3%

(1) Tangible Common Equity ("TCE") is a non-GAAP measure. For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of Non-GAAP Measures and Calculations of Regulatory Measures.

SYNCHRONY FINANCIAL
SELECTED METRICS
(unaudited, $ in millions, except account data)
	Quarter Ended							Nine Months Ended
	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015	Dec 31, 2014	Sep 30, 2014	3Q'15 vs. 3Q'14		Sep 30, 2015	Sep 30, 2014	YTD'15 vs. YTD'14
PERFORMANCE METRICS
Return on assets(1)	2.9%	2.9%	3.0%	2.7%	3.2%		(0.3)%	3.0%	3.4%		(0.4)%
Return on equity(2)	19.2%	19.2%	20.8%	20.2%	26.8%		(7.6)%	19.7%	29.7%		(10.0)%
Return on tangible common equity(3)	22.0%	22.2%	24.1%	23.4%	32.4%		(10.4)%	22.7%	36.7%		(14.0)%
Net interest margin(4)	15.97%	15.77%	15.79%	15.60%	17.11%		(1.14)%	15.81%	17.80%		(1.99)%
Efficiency ratio(5)	34.2%	33.5%	32.2%	32.4%	31.9%		2.3%	33.3%	31.5%		1.8%
Other expense as a % of average loan receivables, including held for sale	5.35%	5.37%	5.06%	5.16%	5.09%		0.26%	5.25%	5.11%		0.14%
Effective income tax rate	37.5%	37.2%	37.5%	37.7%	37.7%		(0.2)%	37.4%	37.7%		(0.3)%

CREDIT QUALITY METRICS
Net charge-offs as a % of average loan receivables, including held for sale	4.02%	4.63%	4.53%	4.32%	4.05%		(0.03)%	4.37%	4.57%		(0.20)%
30+ days past due as a % of period-end loan receivables	4.02%	3.53%	3.79%	4.14%	4.26%		(0.24)%	4.02%	4.26%		(0.24)%
90+ days past due as a % of period-end loan receivables	1.73%	1.52%	1.81%	1.90%	1.85%		(0.12)%	1.73%	1.85%		(0.12)%
Net charge-offs	$633	$693	$668	$663	$579	$54	9.3%	$1,994	$1,910	$84	4.4%
Loan receivables delinquent over 30 days	$2,553	$2,171	$2,209	$2,536	$2,416	$137	5.7%	$2,553	$2,416	$137	5.7%
Loan receivables delinquent over 90 days	$1,102	$933	$1,056	$1,162	$1,051	$51	4.9%	$1,102	$1,051	$51	4.9%

Allowance for loan losses (period-end)	$3,371	$3,302	$3,255	$3,236	$3,102	$269	8.7%	$3,371	$3,102	$269	8.7%
Allowance coverage ratio(6)	5.31%	5.38%	5.59%	5.28%	5.46%		(0.15)%	5.31%	5.46%		(0.15)%

BUSINESS METRICS
Purchase volume(7)	$29,206	$28,810	$23,139	$30,081	$26,004	$3,202	12.3%	$81,155	$73,068	$8,087	11.1%
Period-end loan receivables	$63,520	$61,431	$58,248	$61,286	$56,767	$6,753	11.9%	$63,520	$56,767	$6,753	11.9%
Credit cards	$60,920	$58,827	$55,866	$58,880	$54,263	$6,657	12.3%	$60,920	$54,263	$6,657	12.3%
Consumer installment loans	$1,171	$1,138	$1,062	$1,063	$1,081	$90	8.3%	$1,171	$1,081	$90	8.3%
Commercial credit products	$1,380	$1,410	$1,295	$1,320	$1,404	$(24)	(1.7)%	$1,380	$1,404	$(24)	(1.7)%
Other	$49	$56	$25	$23	$19	$30	157.9%	$49	$19	$30	157.9%
Average loan receivables, including held for sale	$62,504	$60,094	$59,775	$59,547	$57,391	$5,113	8.9%	$60,946	$56,238	$4,708	8.4%
Period-end active accounts (in thousands)(8)	62,831	61,718	59,761	64,286	60,489	2,342	3.9%	62,831	60,489	2,342	3.9%
Average active accounts (in thousands)(8)	62,247	60,923	61,604	61,667	59,907	2,340	3.9%	61,762	59,394	2,368	4.0%

LIQUIDITY
Liquid assets
Cash and equivalents	$12,271	$10,621	$11,218	$11,828	$14,808	$(2,537)	(17.1)%	$12,271	$14,808	$(2,537)	(17.1)%
Total liquid assets	$15,305	$13,660	$13,813	$12,942	$14,077	$1,228	8.7%	$15,305	$14,077	$1,228	8.7%
Undrawn credit facilities
Undrawn committed securitization financings	$6,550	$6,125	$6,600	$6,100	$5,650	$900	15.9%	$6,550	$5,650	$900	15.9%
Total liquid assets and undrawn credit facilities	$21,855	$19,785	$20,413	$19,042	$19,727	$2,128	10.8%	$21,855	$19,727	$2,128	10.8%
Liquid assets % of total assets	19.27%	18.03%	18.99%	17.09%	19.16%		0.11%	19.27%	19.16%		0.11%
Liquid assets including undrawn committed securitization financings % of total assets	27.51%	26.12%	28.07%	25.15%	26.85%		0.66%	27.51%	26.85%		0.66%

(1) Return on assets represents net earnings as a percentage of average total assets.
(2) Return on equity represents net earnings as a percentage of average total equity.
(3) Return on tangible common equity represents net earnings as a percentage of average tangible common equity. Tangible Common Equity ("TCE") is a non-GAAP measure. For corresponding reconciliation of TCE to a GAAP financial measure, see
Reconciliation of Non-GAAP Measures and Calculations of Regulatory Measures.

(4) Net interest margin represents net interest income divided by average interest-earning assets.
(5) Efficiency ratio represents (i) other expense, divided by (ii) net interest income, after retailer share arrangements, plus other income.
(6) Allowance coverage ratio represents allowance for loan losses divided by total period-end loan receivables.
(7) Purchase volume, or net credit sales, represents the aggregate amount of charges incurred on credit cards or other credit product accounts less returns during the period.
(8) Active accounts represent credit card or installment loan accounts on which there has been a purchase, payment or outstanding balance in the current month.

SYNCHRONY FINANCIAL
STATEMENTS OF EARNINGS
(unaudited, $ in millions)
	Quarter Ended							Nine Months Ended
	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015	Dec 31, 2014	Sep 30, 2014	3Q'15 vs. 3Q'14		Sep 30, 2015	Sep 30, 2014	YTD'15 vs. YTD'14
Interest income:
Interest and fees on loans	$3,379	$3,166	$3,140	$3,252	$3,116	$263	8.4%	$9,685	$8,964	$721	8.0%
Interest on investment securities	13	11	10	8	7	6	85.7%	34	18	16	88.9%
Total interest income	3,392	3,177	3,150	3,260	3,123	269	8.6%	9,719	8,982	737	8.2%

Interest expense:
Interest on deposits	159	146	137	139	126	33	26.2%	442	331	111	33.5%
Interest on borrowings of consolidated securitization entities	54	53	52	57	57	(3)	(5.3)%	159	158	1	0.6%
Interest on third-party debt	76	71	82	78	46	30	65.2%	229	46	183	NM
Interest on related party debt	—	—	4	8	15	(15)	(100.0)%	4	105	(101)	(96.2)%
Total interest expense	289	270	275	282	244	45	18.4%	834	640	194	30.3%

Net interest income	3,103	2,907	2,875	2,978	2,879	224	7.8%	8,885	8,342	543	6.5%

Retailer share arrangements	(723)	(621)	(660)	(698)	(693)	(30)	4.3%	(2,004)	(1,877)	(127)	6.8%
Net interest income, after retailer share arrangements	2,380	2,286	2,215	2,280	2,186	194	8.9%	6,881	6,465	416	6.4%

Provision for loan losses	702	740	687	797	675	27	4.0%	2,129	2,120	9	0.4%
Net interest income, after retailer share arrangements and provision for loan losses	1,678	1,546	1,528	1,483	1,511	167	11.1%	4,752	4,345	407	9.4%

Other income:
Interchange revenue	135	123	100	120	101	34	33.7%	358	269	89	33.1%
Debt cancellation fees	61	61	65	67	68	(7)	(10.3)%	187	208	(21)	(10.1)%
Loyalty programs	(122)	(94)	(78)	(91)	(84)	(38)	45.2%	(294)	(190)	(104)	54.7%
Other	10	30	14	66	11	(1)	(9.1)%	54	36	18	50.0%
Total other income	84	120	101	162	96	(12)	(12.5)%	305	323	(18)	(5.6)%

Other expense:
Employee costs	268	250	239	227	239	29	12.1%	757	639	118	18.5%
Professional fees(1)	162	156	162	139	149	13	8.7%	480	424	56	13.2%
Marketing and business development	115	108	82	165	115	—	—%	305	295	10	3.4%
Information processing	77	74	63	60	47	30	63.8%	214	152	62	40.8%
Other(1)	221	217	200	201	178	43	24.2%	638	625	13	2.1%
Total other expense	843	805	746	792	728	115	15.8%	2,394	2,135	259	12.1%

Earnings before provision for income taxes	919	861	883	853	879	40	4.6%	2,663	2,533	130	5.1%
Provision for income taxes	345	320	331	322	331	14	4.2%	996	955	41	4.3%
Net earnings attributable to common shareholders	$574	$541	$552	$531	$548	$26	4.7%	$1,667	$1,578	$89	5.6%

(1) We have reclassified certain amounts within Professional fees to Other for all periods in 2014 to conform to the current period classifications.

SYNCHRONY FINANCIAL
STATEMENTS OF FINANCIAL POSITION
(unaudited, $ in millions)
	Quarter Ended
	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015	Dec 31, 2014	Sep 30, 2014	Sep 30, 2015 vs. Sep 30, 2014
Assets
Cash and equivalents	$12,271	$10,621	$11,218	$11,828	$14,808	$(2,537)	(17.1)%
Investment securities	3,596	3,682	3,121	1,598	325	3,271	NM
Loan receivables:
Unsecuritized loans held for investment	38,325	36,019	33,424	34,335	30,474	7,851	25.8%
Restricted loans of consolidated securitization entities	25,195	25,412	24,824	26,951	26,293	(1,098)	(4.2)%
Total loan receivables	63,520	61,431	58,248	61,286	56,767	6,753	11.9%
Less: Allowance for loan losses	(3,371)	(3,302)	(3,255)	(3,236)	(3,102)	(269)	8.7%
Loan receivables, net	60,149	58,129	54,993	58,050	53,665	6,484	12.1%
Loan receivables held for sale	—	—	359	332	1,493	(1,493)	(100.0)%
Goodwill	949	949	949	949	949	—	—%
Intangible assets, net	646	575	557	519	449	197	43.9%
Other assets	1,831	1,794	1,524	2,431	1,780	51	2.9%
Total assets	$79,442	$75,750	$72,721	$75,707	$73,469	$5,973	8.1%

Liabilities and Equity
Deposits:
Interest-bearing deposit accounts	$40,408	$37,629	$34,788	$34,847	$32,480	$7,928	24.4%
Non-interest-bearing deposit accounts	140	143	162	108	209	(69)	(33.0)%
Total deposits	40,548	37,772	34,950	34,955	32,689	7,859	24.0%
Borrowings:
Borrowings of consolidated securitization entities	13,640	13,948	13,817	14,967	15,091	(1,451)	(9.6)%
Bank term loan	4,651	5,151	5,651	8,245	7,495	(2,844)	(37.9)%
Senior unsecured notes	5,590	4,593	4,592	3,593	3,593	1,997	55.6%
Related party debt	—	—	—	655	1,405	(1,405)	(100.0)%
Total borrowings	23,881	23,692	24,060	27,460	27,584	(3,703)	(13.4)%
Accrued expenses and other liabilities	2,855	2,708	2,675	2,814	3,255	(400)	(12.3)%
Total liabilities	67,284	64,172	61,685	65,229	63,528	3,756	5.9%
Equity:
Parent’s net investment	—	—	—	—	—	—	—%
Common stock	1	1	1	1	1	—	—%
Additional paid-in capital	9,431	9,422	9,418	9,408	9,401	30	0.3%
Retained earnings	2,746	2,172	1,631	1,079	548	2,198	NM
Accumulated other comprehensive income:	(20)	(17)	(14)	(10)	(9)	(11)	122.2%
Total equity	12,158	11,578	11,036	10,478	9,941	2,217	22.3%
Total liabilities and equity	$79,442	$75,750	$72,721	$75,707	$73,469	$5,973	8.1%

SYNCHRONY FINANCIAL
AVERAGE BALANCES, NET INTEREST INCOME AND NET INTEREST MARGIN
(unaudited, $ in millions)

	Quarter Ended
	September 30, 2015			June 30, 2015			March 31, 2015			December 31, 2014			September 30, 2014
		Interest	Average		Interest	Average		Interest	Average		Interest	Average		Interest	Average
	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/
	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate
Assets
Interest-earning assets:
Interest-earning cash and equivalents	$11,059	$7	0.25%	$10,728	$6	0.22%	$11,331	$6	0.21%	$13,631	$7	0.20%	$9,793	$4	0.16%
Securities available for sale	3,534	6	0.67%	3,107	5	0.65%	2,725	4	0.60%	962	1	0.40%	309	3	3.89%

Loan receivables:
Credit cards, including held for sale	59,890	3,315	21.96%	57,588	3,106	21.63%	57,390	3,079	21.76%	57,075	3,186	21.68%	54,891	3,054	22.32%
Consumer installment loans	1,160	27	9.23%	1,101	26	9.47%	1,057	25	9.59%	1,072	27	9.78%	1,070	25	9.37%
Commercial credit products	1,400	36	10.20%	1,372	34	9.94%	1,305	36	11.19%	1,379	38	10.70%	1,412	37	10.51%
Other	54	1	NM	33	—	—%	23	—	—%	21	1	NM	18	—	—%
Total loan receivables, including held for sale	62,504	3,379	21.45%	60,094	3,166	21.13%	59,775	3,140	21.30%	59,547	3,252	21.21%	57,391	3,116	21.78%
Total interest-earning assets	77,097	3,392	17.46%	73,929	3,177	17.24%	73,831	3,150	17.30%	74,140	3,260	17.07%	67,493	3,123	18.56%

Non-interest-earning assets:
Cash and due from banks	1,216			583			497			1,220			1,260
Allowance for loan losses	(3,341)			(3,285)			(3,272)			(3,160)			(3,058)
Other assets	3,023			2,916			2,802			2,831			2,605
Total non-interest-earning assets	898			214			27			891			807

Total assets	$77,995			$74,143			$73,858			$75,031			$68,300

Liabilities
Interest-bearing liabilities:
Interest-bearing deposit accounts	$39,136	$159	1.61%	$35,908	$146	1.63%	$34,981	$137	1.59%	$33,980	$139	1.59%	$31,459	$126	1.61%
Borrowings of consolidated securitization entities	13,730	54	1.56%	14,026	53	1.52%	14,101	52	1.50%	14,766	57	1.50%	15,102	57	1.51%
Bank term loan(1)	4,901	29	2.35%	5,401	32	2.38%	6,531	47	2.92%	8,057	46	2.22%	3,747	28	3.00%
Senior unsecured notes(1)	5,340	47	3.49%	4,592	39	3.41%	4,093	35	3.47%	3,593	32	3.46%	1,797	18	4.02%
Related party debt(1)	—	—	—%	—	—	—%	407	4	3.99%	843	8	3.68%	4,582	15	1.31%
Total interest-bearing liabilities	63,107	289	1.82%	59,927	270	1.81%	60,113	275	1.86%	61,239	282	1.79%	56,687	244	1.73%

Non-interest-bearing liabilities
Non-interest-bearing deposit accounts	149			166			142			182			206
Other liabilities	2,859			2,750			2,854			3,382			3,208
Total non-interest-bearing liabilities	3,008			2,916			2,996			3,564			3,414

Total liabilities	66,115			62,843			63,109			64,803			60,101

Equity
Total equity	11,880			11,300			10,749			10,228			8,199

Total liabilities and equity	$77,995			$74,143			$73,858			$75,031			$68,300
Net interest income		$3,103			$2,907			$2,875			$2,978			$2,879

Interest rate spread(2)			15.64%			15.43%			15.44%			15.28%			16.83%
Net interest margin(3)			15.97%			15.77%			15.79%			15.60%			17.11%

(1) Interest on liabilities calculated above utilizes monthly average balances. The effective interest rates for the Bank term loan for the quarters ended September 30, 2015, June 30, 2015, March 31, 2015, December 31, 2014 and September 30, 2014, were 2.23%,
2.21%, 2.21%, 2.19% and 2.21%, respectively. The Bank term loan effective rate excludes the impact of charges incurred in connection with prepayments of the loan.

(2) Interest rate spread represents the difference between the yield on total interest-earning assets and the rate on total interest-bearing liabilities.
(3) Net interest margin represents net interest income divided by average interest-earning assets.

SYNCHRONY FINANCIAL
AVERAGE BALANCES, NET INTEREST INCOME AND NET INTEREST MARGIN
(unaudited, $ in millions)

	Nine Months Ended Sep 30, 2015			Nine Months Ended Sep 30, 2014
		Interest	Average		Interest	Average
	Average	Income/	Yield/	Average	Income/	Yield/
	Balance	Expense	Rate	Balance	Expense	Rate
Assets
Interest-earning assets:
Interest-earning cash and equivalents	$11,144	$19	0.23%	$6,587	$9	0.18%
Securities available for sale	3,066	15	0.65%	281	9	4.31%

Loan receivables:
Credit cards, including held for sale	58,442	9,500	21.73%	53,836	8,781	21.97%
Consumer installment loans	1,107	78	9.42%	1,012	72	9.58%
Commercial credit products	1,361	106	10.41%	1,374	111	10.88%
Other	36	1	NM	16	—	—%
Total loan receivables, including held for sale	60,946	9,685	21.25%	56,238	8,964	21.47%
Total interest-earning assets	75,156	9,719	17.29%	63,106	8,982	19.17%

Non-interest-earning assets:
Cash and due from banks	782			863
Allowance for loan losses	(3,304)			(2,997)
Other assets	2,917			2,360
Total non-interest-earning assets	395			226

Total assets	$75,551			$63,332

Liabilities
Interest-bearing liabilities:
Interest-bearing deposit accounts	$36,768	$442	1.61%	$28,799	$331	1.55%
Borrowings of consolidated securitization entities	13,966	159	1.52%	14,888	158	1.43%
Bank term loan(1)	5,653	108	2.55%	1,499	28	2.52%
Senior unsecured notes(1)	4,692	121	3.45%	719	18	3.37%
Related party debt(1)	163	4	3.28%	6,739	105	2.10%
Total interest-bearing liabilities	61,242	834	1.82%	52,644	640	1.64%

Non-interest-bearing liabilities
Non-interest-bearing deposit accounts	153			259
Other liabilities	2,846			3,272
Total non-interest-bearing liabilities	2,999			3,531

Total liabilities	64,241			56,175

Equity
Total equity	11,310			7,157

Total liabilities and equity	$75,551			$63,332
Net interest income		$8,885			$8,342

Interest rate spread(2)			15.47%			17.53%
Net interest margin(3)			15.81%			17.80%

(1) Interest on liabilities calculated above utilizes monthly average balances. The effective interest rate for the Bank term loan for the 9 months ended September 30, 2015 and September 30, 2014 were 2.22% and 2.21% respectively. The Bank term loan effective rate excludes the impact of charges incurred in connection with the prepayments of the loan. The effective interest rate for the
Senior unsecured notes for the 9 months ended September 30, 2014 was 3.62%.

(2) Interest rate spread represents the difference between the yield on total interest-earning assets and the rate on total interest-bearing liabilities.
(3) Net interest margin represents net interest income divided by average interest-earning assets.

SYNCHRONY FINANCIAL
BALANCE SHEET STATISTICS
(unaudited, $ in millions, except per share statistics)

	Quarter Ended
	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015	Dec 31, 2014	Sep 30, 2014	Sep 30, 2015 vs. Sep 30, 2014
BALANCE SHEET STATISTICS
Total common equity	$12,158	$11,578	$11,036	$10,478	$9,941	$2,217	22.3%
Total common equity as a % of total assets	15.30%	15.28%	15.18%	13.84%	13.53%		1.77%

Tangible assets	$77,847	$74,226	$71,215	$74,239	$72,071	$5,776	8.0%
Tangible common equity(1)	$10,563	$10,054	$9,530	$9,010	$8,543	$2,020	23.6%
Tangible common equity as a % of tangible assets(1)	13.57%	13.55%	13.38%	12.14%	11.85%		1.72%
Tangible common equity per share(1)	$12.67	$12.06	$11.43	$10.81	$10.25	$2.42	23.6%

REGULATORY CAPITAL RATIOS(2)
	Basel III Transition		Basel I
Total risk-based capital ratio(3)(8)	18.8%	18.5%	18.2%	16.2%	16.4%
Tier 1 risk-based capital ratio(4)(8)	17.5%	17.2%	16.9%	14.9%	15.1%
Tier 1 common ratio(5)(8)	n/a	n/a	16.9%	14.9%	15.1%
Tier 1 leverage ratio(6)(8)	14.6%	14.6%	13.7%	12.5%	12.2%
Common equity Tier 1 capital ratio(7)(8)	17.5%	17.2%	n/a	n/a	n/a

	Basel III Fully Phased-in
Common equity Tier 1 capital ratio(7)	16.6%	16.4%	16.4%	14.5%	14.6%

(1) Tangible common equity ("TCE") is a non-GAAP measure. We believe TCE is a more meaningful measure of the net asset value of the Company to investors. For corresponding reconciliation of TCE to a
GAAP financial measure, see Reconciliation of Non-GAAP Measures and Calculations of Regulatory Measures.

(2) Regulatory capital metrics at September 30, 2015 are preliminary and therefore subject to change. As a new savings and loan holding company, the Company historically has not been required by regulators to disclose capital ratios, and therefore these ratios are non-GAAP measures. See Reconciliation of Non-GAAP Measures and Calculation of Regulatory Measures for components of capital ratio calculations.

(3) Total risk-based capital ratio is the ratio of total risk-based capital divided by risk-weighted assets.
(4) Tier 1 risk-based capital ratio is the ratio of Tier 1 capital divided by risk-weighted assets.
(5) Tier 1 common ratio is the ratio of common equity Tier 1 capital divided by risk-weighted assets.
(6) Tier 1 leverage ratio reported under Basel III transition rules is calculated based on Tier 1 capital divided by total average assets, after certain adjustments. Total assets, after certain adjustments is used as the denominator for prior periods calculated under Basel I rules.

(7) Common equity Tier 1 capital ratio is the ratio of common equity Tier 1 capital to total risk-weighted assets, each as calculated under Basel III rules. Common equity Tier 1 capital ratio (fully phased-in) is a preliminary estimate reflecting management’s interpretation of the final Basel III rules adopted in July 2013 by the Federal Reserve Board, which have not been fully implemented, and our estimate and interpretations are subject to, among other things, ongoing regulatory review and implementation guidance.

(8) Beginning June 30, 2015, regulatory capital ratios are calculated under Basel III rules subject to transition provisions. The Company reported under Basel I rules for periods prior to June 30, 2015.

SYNCHRONY FINANCIAL
PLATFORM RESULTS AND RECONCILIATION OF NON-GAAP MEASURES
(unaudited, $ in millions)
	Quarter Ended							Nine Months Ended
	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015	Dec 31, 2014	Sep 30, 2014	3Q'15 vs. 3Q'14		Sep 30, 2015	Sep 30, 2014	YTD'15 vs. YTD'14
RETAIL CARD
Purchase volume(1),(2)	$23,560	$23,452	$18,410	$24,855	$20,991	$2,569	12.2%	$65,422	$58,736	$6,686	11.4%
Period-end loan receivables	$43,432	$42,315	$39,685	$42,308	$38,466	$4,966	12.9%	$43,432	$38,466	$4,966	12.9%
Average loan receivables, including held for sale	$42,933	$41,303	$40,986	$40,929	$39,411	$3,522	8.9%	$41,853	$38,685	$3,168	8.2%
Average active accounts (in thousands)(2),(3)	49,953	48,981	49,617	49,871	48,433	1,520	3.1%	49,671	48,116	1,555	3.2%

Interest and fees on loans(2)	$2,508	$2,335	$2,337	$2,405	$2,299	$209	9.1%	$7,180	$6,635	$545	8.2%
Other income(2)	70	107	86	141	78	(8)	(10.3)%	263	266	(3)	(1.1)%
Platform revenue, excluding retailer share arrangements(2)	2,578	2,442	2,423	2,546	2,377	201	8.5%	7,443	6,901	542	7.9%
Retailer share arrangements(2)	(708)	(606)	(651)	(686)	(683)	(25)	3.7%	(1,965)	(1,844)	(121)	6.6%
Platform revenue(2)	$1,870	$1,836	$1,772	$1,860	$1,694	$176	10.4%	$5,478	$5,057	$421	8.3%

PAYMENT SOLUTIONS
Purchase volume(1)	$3,635	$3,371	$2,948	$3,419	$3,226	$409	12.7%	$9,954	$9,028	$926	10.3%
Period-end loan receivables	$12,933	$12,194	$11,833	$12,095	$11,514	$1,419	12.3%	$12,933	$11,514	$1,419	12.3%
Average loan receivables	$12,523	$11,971	$11,970	$11,772	$11,267	$1,256	11.1%	$12,183	$10,965	$1,218	11.1%
Average active accounts (in thousands)(3)	7,468	7,231	7,271	7,113	6,892	576	8.4%	7,335	6,784	551	8.1%

Interest and fees on loans	$442	$412	$403	$426	$405	$37	9.1%	$1,257	$1,156	$101	8.7%
Other income	5	4	5	9	7	(2)	(28.6)%	14	23	(9)	(39.1)%
Platform revenue, excluding retailer share arrangements	447	416	408	435	412	35	8.5%	1,271	1,179	92	7.8%
Retailer share arrangements	(13)	(14)	(8)	(11)	(9)	(4)	44.4%	(35)	(30)	(5)	16.7%
Platform revenue	$434	$402	$400	$424	$403	$31	7.7%	$1,236	$1,149	$87	7.6%

CARECREDIT
Purchase volume(1)	$2,011	$1,987	$1,781	$1,807	$1,787	$224	12.5%	$5,779	$5,304	$475	9.0%
Period-end loan receivables	$7,155	$6,922	$6,730	$6,883	$6,787	$368	5.4%	$7,155	$6,787	$368	5.4%
Average loan receivables	$7,048	$6,820	$6,819	$6,846	$6,713	$335	5.0%	$6,910	$6,588	$322	4.9%
Average active accounts (in thousands)(3)	4,826	4,711	4,716	4,683	4,582	244	5.3%	4,756	4,494	262	5.8%

Interest and fees on loans	$429	$419	$400	$421	$412	$17	4.1%	$1,248	$1,173	$75	6.4%
Other income	9	9	10	12	11	(2)	(18.2)%	28	34	(6)	(17.6)%
Platform revenue, excluding retailer share arrangements	438	428	410	433	423	15	3.5%	1,276	1,207	69	5.7%
Retailer share arrangements	(2)	(1)	(1)	(1)	(1)	(1)	100.0%	(4)	(3)	(1)	33.3%
Platform revenue	$436	$427	$409	$432	$422	$14	3.3%	$1,272	$1,204	$68	5.6%

TOTAL SYF
Purchase volume(1),(2)	$29,206	$28,810	$23,139	$30,081	$26,004	$3,202	12.3%	$81,155	$73,068	$8,087	11.1%
Period-end loan receivables	$63,520	$61,431	$58,248	$61,286	$56,767	$6,753	11.9%	$63,520	$56,767	$6,753	11.9%
Average loan receivables, including held for sale	$62,504	$60,094	$59,775	$59,547	$57,391	$5,113	8.9%	$60,946	$56,238	$4,708	8.4%
Average active accounts (in thousands)(2),(3)	62,247	60,923	61,604	61,667	59,907	2,340	3.9%	61,762	59,394	2,368	4.0%

Interest and fees on loans(2)	$3,379	$3,166	$3,140	$3,252	$3,116	$263	8.4%	$9,685	$8,964	$721	8.0%
Other income(2)	84	120	101	162	96	(12)	(12.5)%	305	323	(18)	(5.6)%
Platform revenue, excluding retailer share arrangements(2)	3,463	3,286	3,241	3,414	3,212	251	7.8%	9,990	9,287	703	7.6%
Retailer share arrangements(2)	(723)	(621)	(660)	(698)	(693)	(30)	4.3%	(2,004)	(1,877)	(127)	6.8%
Platform revenue(2)	$2,740	$2,665	$2,581	$2,716	$2,519	$221	8.8%	$7,986	$7,410	$576	7.8%

(1) Purchase volume, or net credit sales, represents the aggregate amount of charges incurred on credit cards or other credit product accounts less returns during the period.
(2) Includes activity and balances associated with loan receivables held for sale.
(3) Active accounts represent credit card or installment loan accounts on which there has been a purchase, payment or outstanding balance in the current month.

SYNCHRONY FINANCIAL
RECONCILIATION OF NON-GAAP MEASURES AND CALCULATIONS OF REGULATORY MEASURES
(unaudited, $ in millions, except per share statistics)
	Quarter Ended
	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015	Dec 31, 2014	Sep 30, 2014
COMMON EQUITY MEASURES
GAAP Total common equity	$12,158	$11,578	$11,036	$10,478	$9,941
Less: Goodwill	(949)	(949)	(949)	(949)	(949)
Less: Intangible assets, net	(646)	(575)	(557)	(519)	(449)
Tangible common equity	$10,563	$10,054	$9,530	$9,010	$8,543
Adjustments for certain other intangible assets, deferred tax liabilities and certain items in accumulated comprehensive income (loss)			293	287	292
Basel I - Tier 1 capital and Tier 1 common equity			$9,823	$9,297	$8,835
Adjustments for certain other intangible assets and deferred tax liabilities			(12)	(20)	(24)

Adjustments for certain deferred tax liabilities and certain items in accumulated comprehensive income (loss)	291	293
Basel III - Common equity Tier 1 (fully phased-in)	$10,854	$10,347	$9,811	$9,277	$8,811
Adjustment related to capital components during transition	375	331
Basel III - Common equity Tier I (transition)	$11,229	$10,678

RISK-BASED CAPITAL
Tier 1 capital and Tier 1 common equity(1)	$11,229	$10,678	$9,823	$9,297	$8,835
Add: Allowance for loan losses includible in risk-based capital	835	806	759	809	760
Risk-based capital(1)	$12,064	$11,484	$10,582	$10,106	$9,595

ASSET MEASURES
Total assets(2)	$77,995	$74,143	$72,721	$75,707	$73,469
Adjustments for:
Disallowed goodwill and other disallowed intangible assets, net of related deferred tax liabilities	(931)	(903)	(1,213)	(1,181)	(1,110)
Other	104	60	136	79	4
Total assets for leverage purposes(1)	$77,168	$73,300	$71,644	$74,605	$72,363

Risk-weighted assets - Basel I	n/a	n/a	$58,184	$62,270	$58,457
Risk-weighted assets - Basel III (fully phased-in)(3)	$65,278	$62,970	$59,926	$64,162	$60,300
Risk-weighted assets - Basel III (transition)(3)	$64,244	$61,985	n/a	n/a	n/a

TANGIBLE COMMON EQUITY PER SHARE
GAAP book value per share	$14.58	$13.89	$13.24	$12.57	$11.92
Less: Goodwill	(1.14)	(1.14)	(1.14)	(1.14)	(1.14)
Less: Intangible assets, net	(0.77)	(0.69)	(0.67)	(0.62)	(0.53)
Tangible common equity per share	$12.67	$12.06	$11.43	$10.81	$10.25

(1) Beginning June 30, 2015, regulatory capital amounts are calculated under Basel III rules subject to transition provisions. The company reported under Basel I rules for periods prior to June 30,
2015.

(2) Represents total average assets beginning June 30, 2015 and total assets for all periods prior to June 30, 2015.
(3) Key differences between Basel III transitional rules and fully phased-in Basel III rules in the calculation of risk-weighted assets include, but not limited to, risk weighting of deferred tax assets and adjustments for certain intangible assets.